SUPPLEMENT DATED AUGUST 2, 2012
To the variable annuity prospectuses of:

Allianz VisionSM and Allianz VisionSM New York
Dated June 14, 2012, as supplemented July 9 and July 23, 2012, for contracts issued on or after May 2, 2011 and for contracts issued on or prior to April 29, 2011

Allianz ConnectionsSM
Dated June 14, 2012, as supplemented July 9 and July 23, 2012

Allianz Retirement ProSM and Allianz Retirement ProSM New York
Allianz High Five®
Allianz High Five® L
Valuemark® II
Dated April 30, 2012

ISSUED BY

Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York
and Allianz Life Variable Account B or Allianz Life of NY Variable Account C (collectively, “Allianz Life”)

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

Effective on or about September 14, 2012, Massachusetts Financial Services Company replaces Eaton Vance Management as the subadviser to the AZL® Eaton Vance Large Cap Value Fund, and the Fund’s name will change.

Name effective on or about September 14, 2012	Previous Name
AZL® MFS Value Fund	AZL® Eaton Vance Large Cap Value Fund

The investment objective and primary investments, included in the Investment Options section of the prospectus, for the above mentioned fund are updated as follows:

The fund seeks capital appreciation and normally invests the Fund’s assets primarily in equity securities. MFS focuses on investing the Fund’s assets in the stocks of companies it believes are undervalued compared to their perceived worth (value companies). The fund normally invests at least 80% of its net assets in equity securities of large-cap companies. It is anticipated that the Fund’s policy to invest at least 80% of its assets in this manner will be canceled, and the preceding sentence will be deleted, approximately 60 days after written notice to the Fund’s shareholders, on or about December 1, 2012.

PRO-008-0512